Exhibit 32.b

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Virginia Electric and Power Company (the “Company”), certify that:

1.

the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Report”), of the Company to which this certification is an exhibit fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2020, and for the period then ended.

/s/ Robert M. Blue
Robert M. Blue
Chief Executive Officer
February 25, 2021

/s/ James R. Chapman
James R. Chapman
Executive Vice President,
Chief Financial Officer and Treasurer
February 25, 2021